UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22050

Exact name of registrant as specified in charter:
Delaware Enhanced Global Dividend and Income Fund

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2008

Item 1. Reports to Stockholders

Annual Report	Delaware
Enhanced Global
Dividend and Income
Fund
November 30, 2008

The figures in the annual report for Delaware Enhanced Global Dividend and Income Fund represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Closed-end fund

Table of contents

> Portfolio management review	1

> Performance summary	4

> Sector and country allocations	6

> Statement of net assets	8

> Statement of operations	22

> Statements of changes in net assets	23

> Statement of cash flows	24

> Financial highlights	25

> Notes to financial statements	26

> Report of independent registered public accounting firm	32

> Other Fund information	33

> Board of trustees/directors and officers addendum	38

> About the organization	41

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

©2009 Delaware Distributions, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review

Delaware Enhanced Global Dividend and Income Fund

Dec. 9, 2008

The managers of Delaware Enhanced Global Dividend and Income Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year that ended Nov. 30, 2008.

How did the Fund perform during the 12 months ending Nov. 30, 2008?

Delaware Enhanced Global Dividend and Income Fund returned -42.25% at net asset value and -54.14% at market price (both figures reflect all distributions reinvested) for the fiscal year ended Nov. 30, 2008. By comparison, the Fund’s all-equity benchmark, the S&P 500 Index, returned -38.09%. Complete annualized performance for Delaware Enhanced Global Dividend and Income Fund is shown in the table on page 4.

Please discuss the investment environment during the year ended Nov. 30, 2008.

The annual period presented an especially challenging investment environment, as fixed income and equity investors contended with the dual threats posed by declining economic conditions and a credit crisis that grew in intensity as the period progressed.

Early during the fiscal year, declining economic conditions dominated most investors’ attention. Unemployment figures rose, reflecting a deteriorating job market, and inflationary pressures mounted primarily because of higher oil and food prices. Oil prices peaked at more than $140 a barrel before finally declining during the summer months. In our opinion, most investors then focused their attention on the drop in home prices, which had begun to overshadow most other economic indicators.

Lower home prices caused a general loss of confidence that in our view, effectively crippled the global credit markets, making credit extremely difficult to obtain for individuals or corporations. One result was pressure on financial institutions that set off a series of events beginning with the March 2008 bailout of Bear Stearns by J.P. Morgan (with assistance from the Federal Reserve).

Similar strains led Lehman Brothers to file for bankruptcy. Merrill Lynch was sold to Bank of America, while Fannie Mae and Freddie Mac were converted from independent entities to a conservatorship run by the Federal Housing Finance Agency. Each of these events had roots in the credit markets, and contributed to significant weakness across the vast majority of equity markets around the world in our opinion.

In the United States, the Federal Reserve took an array of steps during the fiscal year in an attempt to curtail the financial crisis during the period, which included lowering the fed funds rate on a total of seven separate occasions, and establishing a plan for biweekly emergency auctions of loans to banks. Along with central banks around the world, the Fed also provided certain markets with significantly increased liquidity early in the fiscal year. In a dramatic departure from normal operations, the Fed (in coordination with the Treasury Department) facilitated a number of mergers and acquisitions, and took the unprecedented step of injecting capital directly into certain banks and other financial institutions as liquidity deteriorated.

What factors influenced the Fund’s fiscal year performance?

The Fund’s objective is to seek current income, with a secondary objective of capital appreciation. In managing the Fund, we pursue these objectives by investing broadly in a diverse range of income-generating securities from around the globe. Many of the asset types held in the Fund have traditionally not moved in lock step with each other. This approach generally provides the Fund with a measure of diversification. However, the broadly negative market conditions during the year took a toll on the Fund’s total return performance. That is, many asset classes that tend to rise or fall independently faced declines together during the period.

Although certain sectors of the fixed income markets experienced declines during the year, the Fund’s exposure to fixed income securities generally anchored its performance. For example, exposure to Treasurys and agency securities, areas that performed well, buoyed the

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

(continues)     1

Portfolio management review

Delaware Enhanced Global Dividend and Income Fund

Fund amid the massive flight toward higher-quality investments. Even the high yield bond sector, traditionally a more volatile asset class among fixed-income securities, fared better than equity assets on a total return basis. High yield bonds declined on the year, but did help the Fund’s total return performance when comparing it to equity market indices.

Unfortunately, the Fund’s position in convertible bonds, international value equities, and domestic and global real estate investment trusts (REITs) performed worse than the S&P 500 Index. Domestic REITs and international value equities declined by almost 50% during the year. REITs held up quite nicely throughout much of the period, but fell precipitously during the last several months. We believe the fall was mostly due to the ongoing credit crisis and the unwinding of leverage by REITs (that is, the reduction of debt by rapidly selling assets).

Broadly speaking, international stocks were overcome by many of the same issues that affected the U.S. equity markets. For U.S.-based investors, a late rally in the U.S. dollar had a detrimental effect on international equity markets, when non-U.S.-derived returns were converted into U.S. dollars.

The Fund’s worst-performing sector during the year was global REITs. Like the U.S. REIT market, global real estate markets faced a massive period of deleveraging, which took its toll on both real estate values and business models, and severely impacted the global REIT sector.

What was your strategy during the fiscal year?

Overall, we maintained a defensive position in the Fund, reflecting our cautious outlook for the global economy. For example, within large-cap value equities, the largest portion of the Fund, we emphasized sectors such as healthcare and consumer staples. Both of these sectors tend to generate relatively predictable earnings, and therefore have traditionally held up well during challenging economic conditions. For similar reasons, we sought individual stocks with what we believed to be resilient balance sheets and stable cash flows. However, our heavy weighting in value equities, as well as several poor stock selections, affected performance negatively.

Within the international value equity space, our allocation to the poor-performing financial sector became reduced over the course of the year via declining security prices. This sector, which dominates the value-oriented portion of the MSCI EAFE Index (an index that measures equity market performance across developed market countries in Europe, Australasia, and the Far East), was the worst performing industry sector during the year. The materials sector was also hit hard during the year, and we believed that, despite attractive fundamentals, many materials-sector stocks did not justify the expensive valuations. We therefore maintained an underweight position.

Our general strategy across all fixed income sectors from the start of the fiscal year involved increasing Fund positions in high-quality, defensive securities in an effort to avoid the most treacherous market conditions. We increased the Fund’s position in government securities, including Treasurys and agency mortgage-backed securities (MBS). We also gradually increased the Fund’s position in high-grade corporate bonds during the year. We raised our positions in such holdings by paring back the Fund’s exposure to lower-quality bond holdings. For example, we generally raised exposure to “safer” agency mortgage-backed securities during the year, in place of non-agency MBS.

Although our strategy involved moving toward a more conservative posture, we also cautiously added lower-quality credit exposure after the market reached a level at which we felt long-term value opportunities existed.

Within the high yield market, we implemented a number of strategies to mitigate the risky environment. For example, we increased the Fund’s positions in asset-rich industries such as utilities, energy, and telecommunications. We began to favor corporations with more tangible assets, positive free cash flow, and adequate liquidity. We also favored senior bonds — those with income streams that take priority over other securities that the company issues — and reduced the Fund’s exposure to lower-rated bonds (such as those rated CCC by a nationally recognized statistical rating organization). We increased the Fund’s weighting in secured bank debt and, given our view of extremely difficult market conditions, actively sold certain positions.

Within the REIT sector (both global and domestic), we maintained a greater emphasis on companies that had long-term contractual leases, as well as those that derived more of their income from leasing activity. We believe this approach inherently provides real estate companies the potential to generate more stable income than does the development of new real estate projects. Our defensive strategy also included limiting the Fund’s exposure to REITs; we held the Fund’s allocation to REITs well below its typical range 15% to 20%, and avoided companies with too much development in their pipelines or significant near-term debt maturities.

Lastly, we added to our convertible bond positions early in the fiscal year. We consider these securities to generally be less volatile than stocks, but we also believe they can provide gains similar to equities in the event of a market rebound. However, we did not anticipate that hedge funds would come under considerable pressure from lenders for more collateral and from investors seeking to withdraw funds. Hedge funds began selling convertible bonds in earnest during October. They accounted for a large part of demand, and relatively few other buyers focused on the market, which meant that price swings were particularly volatile.

Performance summary

Delaware Enhanced Global Dividend and Income Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal. Please obtain the performance data for the most recent month end by calling 800 523-1918.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund.

Fund performance
Average annual total returns
Through Nov. 30, 2008	1 year	Lifetime
At market price	-54.14%	-49.34%
At net asset value	-42.25%	-34.28%

Diversification does not assure a profit or protect against loss in a declining market.

High yielding noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

Funds that invest in REITs are subject to many of the risks associated with direct real estate ownership and, as such, may be adversely affected by declines in real-estate values and general and local economic conditions.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns reflect reinvestment of all distributions. Dividends and distributions, if any, are assumed for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy.

Fund basics
As of Nov. 30, 2008

Fund objective
The Fund seeks to achieve high current income. Capital appreciation is a secondary objective.

Total Fund net assets
$113 million

Number of holdings
617

Fund start date
June 29, 2007

NYSE symbol
DEX

Market price versus net asset value (see notes below)
Nov. 30, 2007, through Nov. 30, 2008

	Starting value (Nov. 30, 2007)	Ending value (Nov. 30, 2008)
Delaware Enhanced Global Dividend and Income Fund @ NAV	$17.64	$8.77
Delaware Enhanced Global Dividend and Income Fund @ Market Price	$15.37	$6.08

Performance of a $10,000 Investment
June 29, 2007, through Nov. 30, 2008

	Starting value	Ending value
	(June 29, 2007)	(Nov. 30, 2008)
Lipper Closed-end Global Funds Average @ NAV	$10,000	$6,147
Delaware Enhanced Global Dividend and Income Fund @ NAV	$10,000	$5,499
Lipper Closed-end Global Funds Average @ Market Price	$10,000	$5,002
Delaware Enhanced Global Dividend and Income Fund @ Market Price	$10,000	$3,795

The chart assumes $10,000 invested in the Fund on June 29, 2007, and includes the reinvestment of all distributions at market value.

The chart assumes $10,000 in the Lipper Closed-end Global Funds Average at market price and at NAV. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Enhanced Global Dividend Income Fund was initially offered with a sales charge of 4.50%. Performance shown in both charts above does not include fees, the initial sales charge, or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

Lipper Closed-end Global Funds Average represents the average return of closed-end global mutual funds tracked by Lipper (source: Lipper).

Market price is the price an investor would pay for shares of the Fund on the secondary market. NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Past performance is not a guarantee of future results.

Sector and country allocations

Delaware Enhanced Global Dividend and Income Fund
As of November 30, 2008

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Percentage
Sector	of Net Assets
Common Stock	50.47%
Consumer Discretionary	5.83%
Consumer Staples	6.10%
Diversified REITs	0.75%
Energy	4.60%
Financials	5.68%
Health Care	6.67%
Health Care REITs	0.61%
Industrial REITs	0.34%
Industrials	5.61%
Information Technology	4.57%
Malls REITs	0.33%
Materials	1.62%
Multifamily REITs	0.09%
Office REITs	0.64%
Retail REITs	0.42%
Telecommunications	3.75%
Utilities	2.86%
Convertible Preferred Stock	1.96%
Banking, Finance & Insurance	0.55%
Health Care & Pharmaceuticals	1.07%
Metals & Mining	0.08%
Telecommunications	0.26%
Agency Collateralized Mortgage Obligations	0.76%
Agency Mortgage-Backed Securities	7.19%
Agency Obligations	3.54%
Commercial Mortgage-Backed Securities	0.82%
Convertible Bonds	7.37%
Banking, Finance & Insurance	0.50%
Basic Industry	1.17%
Cable, Media & Publishing	0.86%
Computers & Technology	2.32%
Health Care & Pharmaceuticals	0.51%
Industrials	0.18%
Telecommunications	1.49%
Transportation	0.34%
Corporate Bonds	33.43%
Banking	0.96%
Basic Industries	4.75%
Brokerage	0.82%
Capital Goods	2.43%
Consumer Cyclical	2.20%
Consumer Non-Cyclical	2.24%
Energy	4.98%
Finance & Investments	1.50%
Media	1.89%
Real Estate	0.19%
Services Cyclical	1.93%
Services Non-Cyclical	2.13%
Technology & Electronics	0.34%
Telecommunications	5.15%
Utilities	1.92%
Foreign Agencies	1.36%
Municipal Bonds	0.11%
Non-Agency Asset-Backed Securities	0.99%
Non-Agency Collateralized Mortgage Obligations	1.12%
Senior Secured Loans	0.75%
Sovereign Debt	8.85%
Supranational Banks	3.26%
U.S. Treasury Obligations	0.27%
Leveraged Non-Recourse Securities	0.00%
Exchange Traded Fund	0.04%
Preferred Stock	0.19%
Residual Interest Trust Certificates	0.00%
Rights	0.04%
Repurchase Agreement	10.82%
Securities Lending Collateral	12.32%
Total Value of Securities	145.65%
Obligation to Return Securities Lending Collateral	(12.92%)
Borrowing Under Line of Credit	(35.27%)
Receivables and other Assets Net of Liabilities	2.54%
Total Net Assets	100.00%

Percentage
Country	of Net Assets
Australia	1.61%
Austria	0.22%
Barbados	1.49%
Bermuda	1.26%
Brazil	1.64%
British Virgin Islands	0.10%
Canada	2.84%
Cayman Islands	1.09%
Colombia	0.28%
Denmark	0.58%
Finland	0.49%
France	4.64%
Germany	1.63%
Hong Kong	0.18%
Indonesia	0.56%
Ireland	0.66%
Italy	0.44%
Japan	3.10%
Luxembourg	2.63%
Mexico	3.58%
Netherlands	1.39%
Norway	0.20%
Pakistan	0.63%
Republic of Korea	0.95%
Singapore	0.70%
Supranational	3.26%
Sweden	0.79%
Switzerland	0.58%
Taiwan	0.62%
Turkey	1.17%
United Kingdom	5.23%
United States	77.97%
Total	122.51%

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

November 30, 2008

		Number of	Value
		Shares	(U.S. $)
Common Stock – 50.47%
Consumer Discretionary – 5.83%
	Bayerische Motoren Werke	13,922	$347,975
	Disney (Walt)	22,500	506,700
*	Don Quijote	32,400	697,010
	Gap	40,100	522,102
	Home Depot	24,000	554,640
*	KB HOME	17,000	197,710
	Lagardere SCA	9,501	346,557
	Limited Brands	38,300	356,573
	Mattel	33,200	453,844
	McGraw-Hill Companies	20,600	515,000
*	NGK Spark Plug	40,000	334,991
*	PPR	2,243	106,400
*	Publicis Groupe	13,059	302,853
*	Round One	450	212,222
*	Starwood Hotels &
	Resorts Worldwide	20,000	337,200
*	Techtronic Industries	668,500	204,420
	Toyota Motor	9,884	310,411
†	WPP Group	54,473	302,565
			6,609,173
Consumer Staples – 6.10%
	Archer-Daniels-Midland	24,400	668,072
	Coca-Cola Amatil	135,895	769,418
	CVS Caremark	17,500	506,275
	Greggs	6,181	305,224
	Heinz (H.J.)	14,100	547,644
	Kimberly-Clark	11,800	681,922
	Kraft Foods Class A	24,500	666,645
	Kroger	23,900	661,074
	Metro	12,157	372,104
	Parmalat	307,227	495,546
	Safeway	28,100	612,580
	Wal-Mart Stores	11,400	637,032
			6,923,536
Diversified REITs – 0.75%
	Ascendas Real Estate
	Investment Trust	112,100	109,637
*	Digital Realty Trust	4,400	120,384
	Entertainment
	Properties Trust	2,900	71,137
	Lexington Reality Trust	25,000	121,250
*	Unibail-Rodamco	3,172	424,534
			846,942
Energy – 4.60%
	Anadarko Petroleum	12,200	500,810
	BP	130,020	1,055,730
	Chevron	7,900	624,179
	ConocoPhillips	9,000	472,680
	Devon Energy	6,600	477,444
	Exxon Mobil	8,600	689,290
	Marathon Oil	16,800	439,824
†	Petroleum Geo-Services	34,511	154,139
*	Total	15,327	799,082
			5,213,178
Financials – 5.68%
	Allstate	13,900	353,616
*	AXA	21,672	411,492
	Bank of America	19,600	318,500
	Bank of New York Mellon	17,500	528,675
	BB&T	18,200	545,454
	Citigroup	31,300	259,477
	Comerica	17,400	392,370
	Fifth Third Bancorp	39,100	373,796
	ING Groep	28,271	236,977
*	Macquarie Communications
	Infrastructure Group	260,008	137,852
	Mitsubishi Estate	8,000	118,922
	Mitsubishi UFJ Financial Group	99,689	543,711
	Nordea Bank	55,893	401,201
	Standard Chartered	24,044	312,852
	SunTrust Banks	10,600	336,338
	Travelers	14,400	628,559
	U.S. Bancorp	20,000	539,604
			6,439,396
Health Care – 6.67%
	Abbott Laboratories	12,900	675,832
	AstraZeneca	16,459	619,525
	Bristol-Myers Squibb	32,000	662,400
	Cardinal Health	12,900	419,508
	Johnson & Johnson	10,400	609,232
	Merck	20,400	545,088
	Novartis	14,244	663,057
	Novo Nordisk Class B	10,779	551,384
	Ono Pharmaceutical	10,500	462,758
	Pfizer	39,300	645,699
	Quest Diagnostics	13,600	633,352
	Sanofi-Aventis	8,754	483,078
	Wyeth	16,400	590,564
			7,561,477
Health Care REITs – 0.61%
*	Chartwell Seniors
	Housing Real Estate
	Investment Trust	94,500	355,594
	Extendicare Real Estate
	Investment Trust	93,200	331,847
			687,441
Industrial REITs – 0.34%
	Cambridge Industrial Trust	2,167,000	293,563
*	ING Industrial Fund	307,371	87,518
			381,081

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
Industrials – 5.61%
* Asahi Glass	59,000	$331,055
† BWAY Holding	2,055	9,885
Compagnie de Saint-Gobain	9,524	380,176
Deutsche Post	50,790	724,723
Donnelley (R.R.) & Sons	26,500	338,140
FedEx	10,000	706,500
General Electric	25,800	442,986
Honeywell International	14,000	390,040
Koninklijke Philips Electronics	26,923	436,310
Pitney Bowes	18,900	467,019
Singapore Airlines	45,000	309,268
* Teleperformance	20,324	484,759
Tomkins	280,895	473,904
Vallourec	2,701	286,284
* Waste Management	20,100	586,920
		6,367,969
Information Technology – 4.57%
Canon	17,000	502,748
† CGI Group Class A	99,428	786,090
*† EMC	55,000	581,350
* Ericsson LM Class B	69,000	491,021
Intel	35,400	488,520
International Business Machines	6,200	505,920
* Motorola	99,100	427,121
Nokia	39,149	551,408
Samsung Electronics	1,449	479,387
Xerox	52,500	366,975
		5,180,540
Malls REITs – 0.33%
* Simon Property Group	7,900	375,250
		375,250
Materials – 1.62%
Dow Chemical	20,800	385,840
duPont (E.I.) deNemours	15,400	385,924
* Lafarge	5,064	277,874
Linde	5,562	403,002
Weyerhaeuser	10,300	387,486
		1,840,126
Multifamily REITs – 0.09%
Camden Property Trust	3,900	103,233
		103,233
Office REITs – 0.64%
HRPT Properties Trust	122,400	337,824
ING UK Real Estate Trust	317,470	121,063
Mack-Cali Realty	14,400	273,168
		732,055
Retail REITs – 0.42%
Kimco Realty	13,300	188,195
Macquarie CountryWide Trust	355,587	67,497
Ramco-Gershenson Properties	10,200	50,286
Westfield Group	16,989	166,580
		472,558
Telecommunications – 3.75%
AT&T	23,100	659,736
Chunghwa Telecom ADR	44,626	697,947
France Telecom	29,211	750,151
Sprint Nextel	101,200	282,348
Telstra	213,229	566,650
Verizon Communications	21,500	701,975
Vodafone	302,726	593,059
		4,251,866
Utilities – 2.86%
American Electric Power	16,300	510,027
* Duke Energy	42,200	656,632
National Grid	83,223	867,447
† NRG Energy	1,350	31,982
Progress Energy	16,100	639,009
Public Service Enterprise Group	17,400	537,660
		3,242,757
Total Common Stock
(cost $102,716,578)		57,228,578

Convertible Preferred Stock – 1.96%
Banking, Finance & Insurance – 0.55%
Fannie Mae 8.75%
exercise price $32.45,
expiration date 5/13/11	20,000	36,800
# Morgan Stanley
144A 11.00%
exercise price $94.64,
expiration date 1/7/09	10,400	520,156
XL Capital 7.00%
exercise price $80.59,
expiration date 2/15/09	36,000	73,440
		630,396
Health Care & Pharmaceuticals – 1.07%
Mylan 6.50%
exercise price $17.08,
expiration date 11/15/10	1,000	590,000
Schering-Plough 6.00%
exercise price $33.69,
expiration date 8/13/10	4,000	619,750
		1,209,750
Metals & Mining – 0.08%
Freeport-McMoRan
Copper & Gold 6.75%
exercise price $73.24,
expiration date 5/1/10	2,100	88,200
		88,200
Telecommunications – 0.26%
Lucent Technologies
Capital Trust I 7.75%
exercise price $24.80,
expiration date 3/15/17	1,000	290,250
		290,250
Total Convertible Preferred Stock
(cost $6,342,278)		2,218,596

(continues)     9

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Agency Collateralized Mortgage Obligations – 0.76%
	Fannie Mae
	Series 2001-50 BA
	7.00% 10/25/41	USD	199,586	$208,754
	Series 2003-122 AJ
	4.50% 2/25/28		135,239	133,242
	Series 2005-67 EY
	5.50% 8/25/25		65,000	62,023
	Freddie Mac
	Series 2557 WE
	5.00% 1/15/18		60,000	60,313
	Series 3005 ED
	5.00% 7/15/25		100,000	94,676
	Series 3094 US
	6.75% 9/15/34		129,504	119,019
	Series 3113 QA
	5.00% 11/15/25		51,018	51,401
	Series 3131 MC
	5.50% 4/15/33		40,000	41,175
	Series 3173 PE
	6.00% 4/15/35		65,000	66,647
	Series 3337 PB
	5.50% 7/15/30		25,000	25,697
Total Agency Collateralized
	Mortgage Obligations
	(cost $853,621)			862,947

Agency Mortgage-Backed Securities – 7.19%
•	Fannie Mae ARM
	5.132% 11/1/35		36,367	36,546
	5.18% 3/1/38		83,878	84,431
	5.396% 4/1/36		47,157	47,841
	6.032% 10/1/36		51,164	52,323
	6.085% 10/1/36		32,874	33,666
	6.30% 4/1/36		192,498	197,054
	Fannie Mae S.F. 15 yr
	5.50% 1/1/23		110,016	112,016
	Fannie Mae S.F. 30 yr
	5.00% 12/1/36		280,120	282,271
	5.00% 12/1/37		33,720	33,961
	5.00% 1/1/38		57,336	57,747
	5.00% 2/1/38		28,393	28,593
	5.50% 9/1/36		70,877	72,161
	5.50% 4/1/37		1,051,694	1,069,863
	5.50% 4/1/38		242,790	246,960
	*6.00% 7/1/37		684,084	699,751
	6.00% 8/1/38		301,195	308,063
	6.50% 6/1/36		60,082	61,838
	6.50% 10/1/36		53,364	54,924
	6.50% 3/1/37		47,426	48,813
	6.50% 7/1/37		1,003,257	1,032,369
	6.50% 8/1/37		66,322	68,246
	6.50% 11/1/37		51,543	53,039
	6.50% 12/1/37		64,485	66,356
	Freddie Mac 6.00% 1/1/17		135,229	137,131
•	Freddie Mac ARM
	5.51% 8/1/36		65,299	66,369
	5.676% 7/1/36		34,390	34,919
	5.819% 10/1/36		90,441	91,670
	Freddie Mac S.F. 15 yr
	5.00% 6/1/18		32,819	33,341
	5.00% 12/1/22		234,446	236,848
	Freddie Mac S.F. 30 yr
	5.00% 1/1/34		1,328,616	1,338,817
	5.00% 11/1/35		236,271	237,790
	5.00% 10/1/36		49,152	49,468
	5.50% 10/1/36		114,309	116,076
	7.00% 11/1/33		80,749	84,078
	9.00% 9/1/30		99,422	109,254
	GNMA I S.F. 30 yr
	7.50% 12/15/23		149,768	158,627
	7.50% 1/15/32		113,680	120,306
	9.50% 9/15/17		88,371	96,848
	12.00% 5/15/15		86,945	103,423
	GNMA II S.F. 30 yr
	6.00% 11/20/28		142,691	146,558
	6.50% 2/20/30		231,716	237,847
Total Agency Mortgage-Backed
	Securities (cost $7,921,664)			8,148,202

Agency Obligations – 3.54%
	Federal Home Loan Bank
	3.625% 10/18/13		50,000	51,145
	4.875% 5/17/17		1,060,000	1,110,983
	Freddie Mac
	3.125% 10/25/10		30,000	30,451
	4.125% 12/21/12		1,670,000	1,736,395
	6.875% 9/15/10		950,000	1,025,050
	Tennessee Valley Authority
	4.875% 1/15/48		65,000	64,402
Total Agency Obligations
	(cost $3,893,258)			4,018,426

Commercial Mortgage-Backed Securities – 0.82%
#	American Tower Trust
	Series 2007-1A AFX 144A
	5.42% 4/15/37		75,000	57,323
•	Bank of America Commercial
	Mortgage Securities
	Series 2004-3 A5
	5.497% 6/10/39		60,000	49,029
	Series 2005-6 AM
	5.352% 9/10/47		25,000	13,570
	Series 2007-3 A4
	5.838% 6/10/49		50,000	32,345

		Principal		Value
		Amount°		(U.S. $)
Commercial Mortgage-Backed Securities (continued)
•	Bear Stearns Commercial
	Mortgage Securities
	Series 2007-T28 A4
	5.742% 9/11/42	USD	65,000	$44,214
•	Credit Suisse First Boston
	Mortgage Securities
	Series 2005-C6 A4
	5.23% 12/15/40		150,000	109,756
•	Greenwich Capital
	Commercial Funding
	Series 2004-GG1 A7
	5.317% 6/10/36		35,000	28,151
•	Merrill Lynch/Countrywide
	Commercial Mortgage
	Trust Series 2007-7 A4
	5.81% 6/12/50		150,000	97,382
	Morgan Stanley Capital I
	Series 2005-IQ9 A4
	4.66% 7/15/56		350,000	274,943
	•Series 2006-HQ9 A4
	5.731% 7/12/44		175,000	121,600
	•Series 2007-IQ14 A4
	5.692% 4/15/49		150,000	97,095
Total Commercial Mortgage-Backed
	Securities (cost $1,232,153)			925,408

Convertible Bonds – 7.37%
Banking, Finance & Insurance – 0.50%
•	Prudential Financial
	0.419% 12/12/36
	exercise price $104.21,
	expiration date 12/12/36		575,000	569,308
				569,308
Basic Industry – 1.17%
	Rayonier TRS Holdings
	3.75% 10/15/12
	exercise price $54.82,
	expiration date 10/15/12		1,250,000	1,056,250
#	Sino-Forest 144A
	5.00% 8/1/13
	exercise price $20.29,
	expiration date 8/1/13		500,000	273,125
				1,329,375
Cable, Media & Publishing – 0.86%
^	Omnicome Group
	0.162% 2/7/31
	exercise price $55.01,
	expiration date 2/7/31		1,000,000	976,250
				976,250
Computers & Technology – 2.32%
	Advanced Micro Devices
	6.00% 5/1/15
	exercise price $28.08,
	expiration date 5/1/15		775,000	231,531
	Euronet Worldwide
	3.50% 10/15/25
	exercise price $40.48,
	expiration date 10/15/25		900,000	555,750
	Linear Tech 3.125% 5/1/27
	exercise price $48.24,
	expiration date 5/1/27		750,000	671,250
*	Red Hat 0.50% 1/15/24
	exercise price $25.59,
	expiration date 1/15/24		1,180,000	1,171,149
				2,629,680
Health Care & Pharmaceuticals – 0.51%
	Advanced Medical
	Optics 3.25% 8/1/26
	exercise price $59.61,
	expiration date 8/1/26		613,000	236,005
	Mentor 2.75% 1/1/24
	exercise price $28.81,
	expiration date 12/31/08		350,000	343,875
				579,880
Industrials – 0.18%
	Allied Waste Industries
	4.25% 4/15/34
	exercise price $20.34,
	expiration date 4/15/34		222,000	198,968
				198,968
Telecommunications – 1.49%
	Commscope
	1.00% 3/15/24
	exercise price $21.75,
	expiration date 3/15/24		820,000	785,149
	NII Holdings
	3.125% 6/15/12
	exercise price $118.32,
	expiration date 6/15/12		1,000,000	558,750
#	Virgin Media 144A
	6.50% 11/15/16
	exercise price $19.22,
	expiration date 11/15/16		810,000	341,213
				1,685,112
Transportation – 0.34%
	Bristow Group
	3.00% 6/15/38
	exercise price $77.34,
	expiration date 6/15/38		750,000	387,188
				387,188
Total Convertible Bonds
	(cost $10,643,103)			8,355,761

Corporate Bonds – 33.43%
Banking – 0.96%
	Bank of America
	5.125% 11/15/14		100,000	93,304
•	8.00% 12/29/49		20,000	13,909

(continues)     11

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Banking (continued)
	Bank of New York Mellon
	5.125% 8/27/13	USD	145,000	$144,015
	BB&T
	4.90% 6/30/17		25,000	21,122
	*5.25% 11/1/19		70,000	57,797
@	JPMorgan Chase Capital
	XXV 6.80% 10/1/37		75,000	55,264
@•	Kazkommerts International
	8.625% 7/27/16		1,000,000	333,800
	PNC Funding 5.625% 2/1/17		60,000	55,157
	U.S. Bank North America
	4.80% 4/15/15		35,000	34,518
•	USB Capital IX
	6.189% 4/15/49		170,000	88,440
	Wells Fargo
	5.625% 12/11/17		35,000	33,260
•	Wells Fargo Capital XIII
	7.70% 12/29/49		200,000	162,386
				1,092,972
Basic Industries – 4.75%
	ArcelorMittal
	6.125% 6/1/18		75,000	51,939
	California Steel Industries
	6.125% 3/15/14		135,000	83,025
	Domtar 7.125% 8/15/15		80,000	54,800
@#	Evraz Group 144A
	8.25% 11/10/15		1,000,000	445,000
	*9.50% 4/24/18		415,000	180,525
	Freeport McMoRan
	Copper & Gold
	8.25% 4/1/15		405,000	293,953
	Georgia-Pacific
	7.70% 6/15/15		75,000	57,375
	8.875% 5/15/31		148,000	93,240
	Innophos 8.875% 8/15/14		230,000	196,650
@#	Innophos Holding 144A
	9.50% 4/15/12		115,000	85,675
	Lubrizol 4.625% 10/1/09		90,000	84,849
#	MacDermid 144A
	9.50% 4/15/17		335,000	182,575
	Momentive Performance
	Materials 9.75% 12/1/14		235,000	92,238
	NewPage 10.00% 5/1/12		270,000	147,150
@#	Nine Dragons Paper
	Holdings 144A
	8.875% 4/29/13		1,000,000	210,721
•	Noranda Aluminium Acquisition
	6.595% 5/15/15		170,000	56,100
@	Norske Skog Canada
	8.625% 6/15/11		210,000	119,700
@#	Norske Skogindustrier
	144A 7.125% 10/15/33		150,000	72,750
	Rio Tinto Finance USA
	5.875% 7/15/13		25,000	19,451
	7.125% 7/15/28		9,000	5,967
#	Rock-Tenn 144A
	9.25% 3/15/16		135,000	116,775
@	Rockwood Specialties
	Group 7.50% 11/15/14		165,000	136,125
#	Ryerson 144A
	*•10.568% 11/1/14		115,000	76,475
	12.25% 11/1/15		65,000	40,625
@#	Sappi Papier Holding 144A
	6.75% 6/15/12		340,000	250,283
	Southern Copper 7.50%
	7/27/35		1,000,000	691,126
@#	Steel Capital 144A
	9.75% 7/29/13		1,100,000	478,500
*#	Steel Dynamics 144A
	7.75% 4/15/16		220,000	135,300
@	Vale Overseas
	6.875% 11/21/36		979,000	799,928
#	Vedanta Resources 144A
	9.50% 7/18/18		205,000	101,475
•	Verso Paper Holdings
	6.943% 8/1/14		55,000	29,975
				5,390,270
Brokerage – 0.82%
	Citigroup 6.50% 8/19/13		130,000	123,934
	Goldman Sachs Group
	5.95% 1/18/18		30,000	24,258
	*6.15% 4/1/18		70,000	57,208
	@6.75% 10/1/37		20,000	12,852
*	Jefferies Group
	6.45% 6/8/27		55,000	37,057
	JPMorgan Chase
	6.00% 1/15/18		20,000	19,337
	LaBranche
	11.00% 5/15/12		125,000	104,375
	Morgan Stanley
	5.375% 10/15/15		100,000	82,051
#	Morgan Stanley 144A
	10.09% 5/3/17	BRL	2,000,000	471,032
				932,104
Capital Goods – 2.43%
@*	Associated Materials
	9.75% 4/15/12	USD	235,000	202,100
@	BWAY 10.00% 10/15/10		360,000	311,400
	Celestica
	7.625% 7/1/13		35,000	26,075
	7.875% 7/1/11		70,000	59,850
	DRS Technologies
	7.625% 2/1/18		170,000	169,575
	Flextronics International
	6.25% 11/15/14		110,000	81,950

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Capital Goods (continued)
*	Graham Packaging
	9.875% 10/15/14	USD	305,000	$193,675
	Graphic Packaging
	International
	9.50% 8/15/13		335,000	232,825
	Greenbrier
	8.375% 5/15/15		255,000	189,975
	Hexion US Finance
	9.75% 11/15/14		100,000	52,500
#	Moog 144A
	7.25% 6/15/18		135,000	104,625
	Owens Brockway
	Glass Container
	6.75% 12/1/14		245,000	214,375
	Sally Holdings
	10.50% 11/15/16		225,000	131,625
	Thermadyne Holdings
	9.50% 2/1/14		230,000	182,850
*	Tyco Electronics Group
	5.95% 1/15/14		70,000	63,012
@*	Vitro 11.75% 11/1/13		1,195,000	340,575
	Vought Aircraft Industries
	8.00% 7/15/11		285,000	198,075
				2,755,062
Consumer Cyclical – 2.20%
	Centex
	4.55% 11/1/10		125,000	103,750
	5.125% 10/1/13		50,000	30,250
	CVS Caremark
	*4.875% 9/15/14		45,000	40,107
	5.75% 6/1/17		98,000	85,221
•	Daimler Finance
	North America
	3.643% 8/3/09		85,000	76,054
@	Denny’s Holdings
	10.00% 10/1/12		65,000	44,850
*	Dollar General
	10.625% 7/15/15		170,000	153,850
	DR Horton
	6.00% 4/15/11		145,000	113,825
	7.875% 8/15/11		135,000	111,375
*	Ford Motor 7.45% 7/16/31		143,000	36,465
	Ford Motor Credit
	•7.569% 1/13/12		135,000	59,569
	7.80% 6/1/12		405,000	174,786
	GMAC
	5.625% 5/15/09		135,000	93,028
	6.625% 5/15/12		95,000	33,327
	6.875% 8/28/12		75,000	26,272
*	Goodyear Tire & Rubber
	9.00% 7/1/15		65,000	48,750
#	Invista 144A 9.25% 5/1/12		95,000	69,825
	Lear 8.75% 12/1/16		425,000	93,500
	Levi Strauss 9.75% 1/15/15		161,000	97,405
	M/I Homes 6.875% 4/1/12		90,000	48,150
@	Mobile Mini 6.875% 5/1/15		125,000	89,375
*	Neiman Marcus Group
	10.375% 10/15/15		300,000	114,000
	Ryland Group
	5.375% 5/15/12		80,000	56,400
	6.875% 6/15/13		155,000	107,725
	Target 4.00% 6/15/13		60,000	53,088
*	Tenneco 8.625% 11/15/14		275,000	103,125
	Toll
	8.25% 2/1/11		195,000	161,850
	8.25% 12/1/11		185,000	152,625
*#	TRW Automotive 144A
	7.00% 3/15/14		100,000	49,000
	Wal-Mart Stores
	6.20% 4/15/38		52,000	49,929
	6.50% 8/15/37		15,000	14,665
				2,492,141
Consumer Non-Cyclical – 2.24%
@	ACCO Brands
	7.625% 8/15/15		90,000	47,250
@#	AmBev International
	Finance 144A
	9.50% 7/24/17	BRL	1,189,000	361,327
	Bottling Group
	6.95% 3/15/14	USD	80,000	83,878
	Chiquita Brands International
	7.50% 11/1/14		120,000	82,200
	*8.875% 12/1/15		160,000	114,400
*	Constellation Brands
	8.125% 1/15/12		140,000	122,500
	Cornell 10.75% 7/1/12		60,000	53,700
	Del Monte
	6.75% 2/15/15		30,000	24,600
	*8.625% 12/15/12		40,000	36,400
	Delhaize America
	9.00% 4/15/31		50,000	46,282
	Diageo Capital
	5.75% 10/23/17		60,000	54,315
#	Dr Pepper Snapple
	Group 144A
	6.82% 5/1/18		115,000	108,778
	General Mills
	5.65% 9/10/12		35,000	34,615
	GlaxoSmithKline Capital
	*4.375% 4/15/14		20,000	19,195
	5.65% 5/15/18		70,000	67,590
	Iron Mountain
	6.625% 1/1/16		85,000	66,725
	8.00% 6/15/20		155,000	120,125
*	Jarden 7.50% 5/1/17		145,000	94,975
	Johnsondiversey
	10.67% 5/15/13		120,000	85,800

(continues)     13

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
	Kraft Foods
	6.125% 2/1/18	USD	105,000	$96,948
	Kroger 7.50% 1/15/14		60,000	60,940
*	LVB Acquisition
	10.00% 10/15/17		245,000	221,725
@	National Beef Packing
	10.50% 8/1/11		145,000	106,938
	Tysons Food 7.85% 4/1/16		115,000	72,373
*	Visant Holding
	8.75% 12/1/13		240,000	174,000
	Wyeth 5.50% 2/1/14		190,000	182,938
				2,540,517
Energy – 4.98%
	AmeriGas Partners
	7.125% 5/20/16		155,000	109,275
	Canadian National Resources
	6.00% 8/15/16		45,000	38,939
	Chesapeake Energy
	*6.375% 6/15/15		125,000	88,125
	7.00% 8/15/14		115,000	87,975
	Complete Production Service
	8.00% 12/15/16		130,000	82,550
	Compton Petroleum Finance
	7.625% 12/1/13		370,000	153,550
@#	Connacher Oil & Gas 144A
	10.25% 12/15/15		330,000	173,250
#	Copano Energy 144A
	7.75% 6/1/18		125,000	82,500
	Duke Energy Carolinas
	5.75% 11/15/13		10,000	10,052
	*7.00% 11/15/18		25,000	26,393
	Dynergy Holdings
	7.75% 6/1/19		235,000	157,450
	El Paso
	6.875% 6/15/14		145,000	108,214
	*7.00% 6/15/17		175,000	125,474
	Enbridge Energy Partners
	6.50% 4/15/18		40,000	32,833
*	Energy Partners
	9.75% 4/15/14		100,000	46,500
	Enterprise Products
	Operating
	6.30% 9/15/17		45,000	37,044
	6.50% 1/31/19		30,000	24,576
	6.875% 3/1/33		15,000	10,786
	*•8.375% 8/1/66		100,000	62,575
	Frontier Oil 8.50% 9/15/16		95,000	80,275
@	Geophysique-Veritas
	7.75% 5/15/17		210,000	129,938
	#Helix Energy Solutions
	Group 144A
	9.50% 1/15/16		320,000	169,600
#	Hilcorp Energy I 144A
	7.75% 11/1/15		350,000	252,000
	International Coal Group
	10.25% 7/15/14		245,000	186,200
	Key Energy Services
	8.375% 12/1/14		250,000	175,625
*	Kinder Morgan Energy
	Partners 6.95% 1/15/38		25,000	18,688
@	Lukoil International Finance
	6.356% 6/7/17		1,000,000	524,999
	Mariner Energy
	8.00% 5/15/17		270,000	145,800
	MarkWest Energy
	Partners/Finance
	8.75% 4/15/18		255,000	161,925
	Massey Energy
	6.875% 12/15/13		265,000	180,863
	Nexen
	5.05% 11/20/13		10,000	9,086
	5.65% 5/15/17		35,000	29,654
	OPTI Canada
	7.875% 12/15/14		215,000	82,775
@	Petroleum Development
	12.00% 2/15/18		145,000	100,050
	Petro-Cananda
	6.05% 5/15/18		50,000	39,395
	PetroHawk Energy
	9.125% 7/15/13		90,000	69,300
#	PetroHawk Energy 144A
	7.875% 6/1/15		225,000	159,750
	Plains All American Pipeline
	6.50% 5/1/18		83,000	63,915
	Plains Exploration & Production
	7.00% 3/15/17		115,000	77,625
	Range Resources
	7.25% 5/1/18		130,000	103,838
	Regency Energy Partners
	8.375% 12/15/13		225,000	160,313
	Suncor Energy
	5.95% 12/1/34		25,000	17,335
	6.85% 6/1/39		10,000	7,709
	Talisman Energy
	6.25% 2/1/38		15,000	10,573
@	TNK-BP Finance
	7.875% 3/13/18		2,000,000	849,999
	TransCanada Pipelines
	•6.35% 5/15/67		15,000	7,557
	7.25% 8/15/38		50,000	43,173
	Weatherford International
	5.95% 6/15/12		25,000	23,051
	6.00% 3/15/18		20,000	16,566
	6.35% 6/15/17		20,000	17,301

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Energy (continued)
	Whiting Petroleum
	7.25% 5/1/13	USD	330,000	$235,950
	XTO Energy 6.75% 8/1/37		50,000	41,215
				5,650,104
Finance & Investments – 1.50%
@	Cardtronics 9.25% 8/15/13		270,000	201,488
	FTI Consulting
	7.625% 6/15/13		380,000	340,099
	General Electric Capital
	5.625% 5/1/18		115,000	106,224
	5.875% 1/14/38		30,000	24,636
•	Hartford Financial
	Services Group
	8.125% 6/15/38		160,000	74,112
•#	ILFC E-Capital Trust II 144A
	6.25% 12/21/65		50,000	17,055
	Inergy Finance
	6.875% 12/15/14		155,000	113,538
	*8.25% 3/1/16		145,000	107,300
	International Lease Finance
	5.35% 3/1/12		45,000	30,857
	5.875% 5/1/13		30,000	20,054
	*6.625% 11/15/13		50,000	34,058
	Leucadia National
	8.125% 9/15/15		112,000	97,720
	MetLife
	6.40% 12/15/36		45,000	24,340
	6.817% 8/15/18		80,000	69,943
P@	Montpelier Re Holdings
	6.125% 8/15/13		15,000	14,409
@#	Nuveen Investments 144A
	10.50% 11/15/15		335,000	104,269
@	Red Arrow
	International Leasing
	8.375% 6/30/12	RUB	10,741,737	192,415
	Unitrin 6.00% 5/15/17	USD	55,000	49,039
•#	White Mountains
	Re Group 144A
	7.506% 5/29/49		195,000	74,100
				1,695,656
Media – 1.89%
*	CCO Holdings
	8.75% 11/15/13		205,000	117,875
#	Charter Communications
	Operating 144A
	10.875% 9/15/14		695,000	502,137
	Comcast
	5.875% 2/15/18		55,000	46,783
	6.30% 11/15/17		35,000	30,861
	Dex Media West
	9.875% 8/15/13		295,000	65,638
@	Grupo Televisa
	8.49% 5/11/37	MXN	10,000,000	471,281
	Lamar Media
	6.625% 8/15/15	USD	70,000	51,100
	*6.625% 8/15/15		175,000	127,750
#	LBI Media 144A
	8.50% 8/1/17		115,000	40,825
	LIN Television
	6.50% 5/15/13		105,000	49,350
	Mediacom Capital
	9.50% 1/15/13		105,000	86,625
	Quebecor Media
	7.75% 3/15/16		190,000	128,250
#	Rainbow National
	Services 144A
	10.375% 9/1/14		65,000	56,550
	Thomson Reuters
	5.95% 7/15/13		35,000	33,268
	6.50% 7/15/18		50,000	45,815
	Time Warner Cable
	*7.30% 7/1/38		35,000	29,264
	8.75% 2/14/19		60,000	59,042
	Videotron
	6.375% 12/15/15		95,000	73,625
#	Videotron 144A
	9.125% 4/15/18		90,000	79,650
#	Vivendi 144A
	6.625% 4/4/18		60,000	52,180
				2,147,869
Real Estate – 0.19%
	Host Hotels & Resorts
	7.125% 11/1/13		255,000	186,787
	Regency Centers
	5.875% 6/15/17		35,000	23,155
				209,942
Services Cyclical – 1.93%
	ARMARK 8.50% 2/1/15		390,000	325,650
*	Corrections Corporation
	of America
	6.25% 3/15/13		115,000	101,775
@#	Galaxy Entertainment
	Finance 144A
	9.875% 12/15/12		305,000	114,375
	Gaylord Entertainment
	6.75% 11/15/14		80,000	43,600
	8.00% 11/15/13		270,000	161,663
@	Global Cash Access
	8.75% 3/15/12		150,000	117,750
	Hertz 8.875% 1/1/14		200,000	104,250
	Kansas City Southern
	de Mexico
	9.375% 5/1/12		250,000	200,000
	Lender Processing Services
	8.125% 7/1/16		105,000	88,725
*	MGM MIRAGE
	7.50% 6/1/16		160,000	83,200

(continues)     15

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Services Cyclical (continued)
*#	MGM MIRAGE 144A
	13.00% 11/15/13	USD	75,000	$63,000
	Pinnacle Entertainment
	8.25% 3/15/12		135,000	99,225
	8.75% 10/1/13		175,000	133,875
@#	Pokagon Gaming
	Authority 144A
	10.375% 6/15/14		350,000	297,500
*	RSC Equipment Rental
	9.50% 12/1/14		125,000	61,875
@#	Seminole Indian Tribe of
	Florida 144A
	7.804% 10/1/20		160,000	140,150
	8.03% 10/1/20		55,000	48,778
				2,185,391
Services Non-Cyclical – 2.13%
	Advanced Medical Optics
	7.50% 5/1/17		265,000	147,075
	Alliance Imaging
	7.25% 12/15/12		120,000	100,500
	Allied Waste North America
	6.875% 6/1/17		135,000	118,125
	7.125% 5/15/16		60,000	53,100
	*7.25% 3/15/15		10,000	8,875
	AstraZeneca
	5.90% 9/15/17		40,000	39,755
*#	Bausch & Lomb 144A
	9.875% 11/1/15		355,000	274,238
@	Casella Waste Systems
	9.75% 2/1/13		315,000	275,625
*	Community Health Systems
	8.875% 7/15/15		225,000	181,688
	Covidien International Finance
	6.00% 10/15/17		9,000	8,340
	6.55% 10/15/37		30,000	26,245
	HCA
	6.50% 2/15/16		120,000	67,800
	9.25% 11/15/16		645,000	525,674
•	HealthSouth
	9.133% 6/15/14		250,000	208,750
	Quest Diagnostic
	5.45% 11/1/15		55,000	46,900
	Select Medical
	7.625% 2/1/15		185,000	110,075
	UnitedHealth Group
	5.50% 11/15/12		80,000	76,311
	5.80% 3/15/36		70,000	47,743
	WellPoint
	5.00% 1/15/11		60,000	55,517
	5.00% 12/15/14		52,000	44,092
				2,416,428
Technology & Electronics – 0.34%
	Freescale Semiconductor
	•6.694% 12/15/14		125,000	31,250
	*8.875% 12/15/14		50,000	17,250
	Sungard Data Systems
	9.125% 8/15/13		190,000	148,200
	10.25% 8/15/15		250,000	146,250
	Xerox 5.50% 5/15/12		55,000	43,973
				386,923
Telecommunications – 5.15%
*	AT&T 5.60% 5/15/18		67,000	58,123
*	AT&T Wireless
	8.125% 5/1/12		125,000	126,825
•	Centennial Communications
	9.633% 1/1/13		95,000	89,300
	Cincinnati Bell
	7.00% 2/15/15		140,000	100,450
	7.25% 7/15/13		80,000	66,000
	*Citizens Communications
	7.125% 3/15/19		265,000	154,363
	Cricket Communications
	9.375% 11/1/14		455,000	363,431
#	CSC Holdings 144A
	8.50% 6/15/15		180,000	146,250
	Deutsche Telekom
	International Finance
	5.25% 7/22/13		45,000	39,917
@#	Digicel 144A
	9.25% 9/1/12		200,000	149,000
@*#	Digicel Group 144A
	8.875% 1/15/15		1,000,000	519,999
@#	Expedia 144A
	8.50% 7/1/16		110,000	67,650
@	GCI 7.25% 2/15/14		75,000	60,563
	Hughes Network Systems
	9.50% 4/15/14		260,000	215,800
	Inmarsat Finance
	10.375% 11/15/12		385,000	339,763
	Intelsat Jackson Holdings
	11.25% 6/15/16		475,000	384,749
#	Intelsat Subsidiary Holding
	144A 8.875% 1/15/15		70,000	58,800
	Lucent Technologies
	6.45% 3/15/29		165,000	66,825
	MetroPCS Wireless
	9.25% 11/1/14		453,000	373,725
#	Nordic Telephone
	Holdings 144A
	8.875% 5/1/16		150,000	109,500
•	Nortel Networks
	9.003% 7/15/11		75,000	24,750
*#	Nortel Networks 144A
	10.75% 7/15/16		220,000	64,900

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Telecommunications (continued)
*	PAETEC Holding
	9.50% 7/15/15	USD	375,000	$210,938
	Qwest Capital Funding
	7.25% 2/15/11		225,000	174,375
	Rogers Communications
	6.80% 8/15/18		130,000	116,689
	Rogers Wireless
	8.00% 12/15/12		100,000	92,500
*	Sprint Nextel
	6.00% 12/1/16		585,000	325,113
	Telecom Italia Capital
	4.00% 1/15/10		75,000	67,893
	7.721% 6/4/38		30,000	21,348
#	Telesat Canada 144A
	11.00% 11/1/15		100,000	66,500
	Time Warner
	Telecom Holdings
	9.25% 2/15/14		5,000	3,975
	Verizon Communications
	5.55% 2/15/16		80,000	69,263
	*6.10% 4/15/18		30,000	26,219
	*8.95% 3/1/39		25,000	25,718
#	Verizon Wireless 144A
	8.50% 11/15/18		35,000	35,373
@#	Vimpelcom 144A
	9.125% 4/30/18		1,255,000	558,474
	Virgin Media Finance
	8.75% 4/15/14		290,000	210,975
	Vodafone Group
	5.00% 12/16/13		40,000	35,826
	5.00% 9/15/15		20,000	16,774
#	Wind Acquisition Finance
	144A 10.75% 12/1/15		75,000	61,875
	Windstream
	8.125% 8/1/13		170,000	141,100
				5,841,611
Utilities – 1.92%
	AES
	7.75% 3/1/14		105,000	77,438
	8.00% 10/15/17		30,000	20,850
#	AES 144A 8.00% 6/1/20		155,000	99,975
	Baltimore Gas & Electric
	6.125% 7/1/13		30,000	28,010
	Columbus Southern Power
	6.05% 5/1/18		20,000	17,955
	Commonwealth Edison
	5.80% 3/15/18		5,000	4,366
	5.90% 3/15/36		10,000	7,440
	6.15% 9/15/17		40,000	34,956
	Detroit Edison
	5.60% 6/15/18		25,000	22,774
	Dominion Resources
	8.875% 1/15/19		25,000	25,506
	Edison Mission Energy
	7.00% 5/15/17		10,000	7,550
	*7.50% 6/15/13		80,000	65,600
	7.625% 5/15/27		225,000	154,125
	Illinois Power
	6.125% 11/15/17		30,000	25,867
@	Korea Southern Power
	5.375% 4/18/13		630,000	563,828
	Mirant North America
	7.375% 12/31/13		200,000	174,000
	NRG Energy
	7.375% 2/1/16		290,000	236,349
	Orion Power Holdings
	12.00% 5/1/10		205,000	199,874
	Peco Energy 5.35% 3/1/18		20,000	17,919
	PPL Electric Utilities
	7.125% 11/30/13		40,000	41,957
	Reliant Energy
	7.625% 6/15/14		105,000	80,850
	South Carolina
	Electric & Gas
	6.50% 11/1/18		30,000	31,474
#	Texas Competitive Electric
	Holdings 144A
	10.50% 11/1/15		195,000	125,775
	Union Electric 6.70% 2/1/19		20,000	17,906
	Virginia Electric & Power
	8.875% 11/15/38		70,000	76,256
#	West Penn Power 144A
	5.95% 12/15/17		15,000	12,885
				2,171,485
Total Corporate Bonds
	(cost $56,700,088)			37,908,475

Foreign Agencies – 1.36%
France – 0.02%
	France Telecom
	7.75% 3/1/11		25,000	25,443
				25,443
Luxembourg – 0.64%
@#	Gazprom 144A
	8.625% 4/28/34		1,000,000	725,000
				725,000
Republic of Korea – 0.03%
	Korea Development Bank
	5.30% 1/17/13		45,000	39,466
				39,466
United States – 0.67%
@#	Pemex Project Funding
	Master Trust 144A
	6.625% 6/15/35		1,000,000	756,812
				756,812
Total Foreign Agencies
	(cost $2,325,587)			1,546,721

(continues)     17

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Municipal Bonds – 0.11%
	Portland, Oregon Sewer
	System Revenue Series
	A 5.00% 6/15/18	USD	60,000	$63,761
@	West Virginia
	Tobacco Settlement
	Finance Authority
	7.467% 6/1/47		65,000	54,990
Total Municipal Bonds
	(cost $129,788)			118,751

Non-Agency Asset-Backed Securities – 0.99%
•	Bank of America
	Credit Card Trust
	Series 2008-A7 A7
	2.123% 12/15/14		30,000	24,956
	Capital Auto
	Receivables Asset Trust
	Series 2007-3 A3A
	5.02% 9/15/11		75,000	72,621
	Caterpillar Financial
	Asset Trust
	Series 2007-A A3A
	5.34% 6/25/12		20,000	19,786
	Series 2008-A A3
	4.94% 4/25/14		60,000	57,732
@	Centex Home Equity
	Series 2005-D AF4
	5.27% 10/25/35		150,000	143,666
@	Citicorp Residential
	Mortgage Securities
	Series 2006-3 A5
	5.948% 11/25/36		100,000	71,515
	CNH Equipment Trust
	Series 2007-B A3A
	5.40% 10/17/11		30,000	29,341
	Series 2008-A A3
	4.12% 5/15/12		20,000	19,149
	Series 2008-A A4
	4.93% 8/15/14		30,000	27,462
	Series 2008-B A3A
	4.78% 7/16/12		30,000	28,469
	Discover Card Master Trust
	Series 2007-A1 A1
	5.65% 3/16/20		100,000	75,292
@#	Dunkin Securitization
	Series 2006-1 A2 144A
	5.779% 6/20/31		150,000	121,083
	Harley-Davidson
	Motorcycle Trust
	Series 2005-2 A2
	4.07% 2/15/12		84,400	81,774
	Series 2006-2 A2
	5.35% 3/15/13		127,921	123,695
	Series 2007-2 A3
	5.10% 5/15/12		15,000	14,813
	Hyundai Auto
	Receivables Trust
	Series 2007-A A3A
	5.04% 1/17/12		20,000	19,514
	Series 2008-A A3
	4.93% 12/17/12		30,000	26,277
	John Deere Owner Trust
	Series 2008-A A3
	4.18% 6/15/12		35,000	33,955
•	MBNA Credit Card
	Master Note Trust
	Series 2005-A4 A4
	1.463% 11/15/12		30,000	27,519
@	WFS Financial Owner Trust
	Series 2005-1 A4
	3.87% 8/17/12		102,296	99,569
Total Non-Agency Asset-Backed
	Securities (cost $1,220,779)			1,118,188

Non-Agency Collateralized Mortgage Obligations – 1.12%
@•	Bear Stearns Adjustable
	Rate Mortgage Trust
	Series 2007-1 3A2
	5.751% 2/25/47		264,428	117,097
	Citicorp Mortgage Securities
	Series 2006-4 3A1
	5.50% 8/25/21		60,212	51,613
	Series 2007-1 2A1
	5.50% 1/25/22		292,058	254,799
•	Citigroup Mortgage Loan
	Trust Series 2007-AR8
	1A3A 6.031% 8/25/37		89,989	55,282
@w•	Countrywide Home
	Loan Mortgage
	Pass Through Trust
	Series 2004-HYB4 M
	4.587% 9/20/34		19,655	15,843
•	First Horizon Asset Securities
	Series 2007-AR2 1A1
	5.847% 8/25/37		144,734	116,330
	Series 2007-AR3 2A2
	6.298% 11/25/37		114,169	72,899
•	GSR Mortgage Loan Trust
	Series 2006-AR1 3A1
	5.366% 1/25/36		189,681	127,889
•	JPMorgan Mortgage Trust
	Series 2004-A5 4A2
	4.817% 12/25/34		299,752	243,484
•	MASTR Adjustable Rate
	Mortgages Trust
	Series 2006-2 4A1
	4.982% 2/25/36		116,401	79,572

		Principal		Value
		Amount°		(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
@•	Structured Adjustable Rate
	Mortgage Loan Trust
	Series 2005-22 4A2
	5.371% 12/25/35	USD	40,843	$16,451
•	Wells Fargo Mortgage
	Backed Securities Trust
	Series 2005-AR2 2A1
	4.553% 3/25/35		91,023	58,892
	@Series 2005-AR16 6A4
	5.001% 10/25/35		70,590	32,326
	@Series 2006-AR14 2A4
	6.085% 10/25/36		66,296	25,910
Total Non-Agency Collateralized
	Mortgage Obligations
	(cost $1,831,964)			1,268,387

«Senior Secured Loans – 0.75%
	Ford Motor
	4.423% 11/29/13		295,000	123,900
	General Motors
	5.795% 11/17/13		200,000	81,285
	Talecris Biotherapeutics
	2nd Lien
	8.64% 12/6/14		500,000	442,500
	Texas Competitive
	Electric Holdings
	5.547% 10/10/14		295,000	202,407
	Total Senior Secured Loans
	(cost $995,100)			850,092

Sovereign Debt – 8.85%Δ
	Barbados – 1.49%
#	Republic of Barbados 144A
	6.625% 12/5/35	USD	2,000,000	1,692,600
				1,692,600
	Brazil – 1.64%
	Federal Republic of Brazil
	10.25% 1/10/28	BRL	2,000,000	698,952
	11.00% 8/17/40	USD	1,000,000	1,165,000
				1,863,952
	Colombia – 0.29%
#	Santa Fe de
	Bogota D.C. 144A
	9.75% 7/26/28	COP	1,000,000,000	323,057
				323,057
	Indonesia – 0.56%
*#	Republic of Indonesia144A
	7.75% 1/17/38	USD	1,000,000	635,000
				635,000
	Mexico – 2.68%
	Mexican Bonos
	9.50% 12/18/14	MXN	40,000,000	3,045,034
				3,045,034
	Pakistan – 0.64%
@#	Republic of Pakistan 144A
	6.875% 6/1/17	USD	2,000,000	720,000
				720,000
	Turkey – 1.17%
	Republic of Turkey
	11.875% 1/15/30	USD	1,000,000	1,330,000
				1,330,000
	United Kingdom – 0.38%
@#	CS International for City
	of Kyiv Ukraine 144A
	8.25% 11/26/12	USD	1,000,000	430,000
				430,000
	Total Sovereign Debt
	(cost $14,164,258)			10,039,643

Supranational Banks – 3.26%
	European Bank for
	Reconstruction
	& Development
	7.00% 7/30/12	IDR	41,000,000	812,764
	European Investment Bank
	8.00% 10/21/13	ZAR	6,880,000	648,380
	11.25% 2/14/13	BRL	1,800,000	714,608
	Inter-American
	Development Bank
	9.00% 8/6/10	BRL	2,081,000	844,198
	International Bank for
	Reconstruction &
	Development
	9.75% 8/2/10	ZAR	7,000,000	680,788
	Total Supranational Banks
	(cost $5,084,772)			3,700,738

U.S. Treasury Obligations – 0.27%
*	US Treasury Bonds
	4.375% 2/15/38	USD	235,000	272,325
	US Treasury Notes
	3.75% 11/15/18		30,000	32,030
	Total U.S. Treasury Obligations
	(cost $272,435)			304,355

Leveraged Non-Recourse Securities – 0.00%
@w#	JPMorgan Pass Through
	Trust Series 2007-B
	144A 0.001% 1/15/87		500,000	0
	Total Leveraged Non-Recourse
	Securities (cost $425,000)			0

(continues)     19

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Number of		Value
		Shares		(U.S. $)
Exchange Traded Fund – 0.04%
	ProShares UltraShort
	Real Estate		400	$48,748
	Total Exchange Traded Fund
	(cost $57,794)			48,748

Preferred Stock – 0.19%
	Freddie Mac 6.02%		21,000	15,750
•	JPMorgan Chase 7.90%		145,000	113,794
*•	PNC Funding 8.25%		50,000	45,106
*	Vornado Realty 6.625%		3,700	46,435
	Total Preferred Stock
	(cost $809,859)			221,085

		Principal
		Amount°
Residual Interest Trust Certificates
–	0.00%
@w#	Freddie Mac Auction
	Pass Through Trust
	Series 2007 144A	USD	475,000	0
	Total Residual Interest Trust
	Certificates (cost $516,980)			0

		Number of
		Shares
Rights – 0.04%
	Standard Chartered		7,927	49,615
	Total Rights (cost $0)			49,615

		Principal
		Amount°
Repurchase Agreement** – 10.82%
	BNP Paribas 0.20%,
	dated 11/28/08, to
	be repurchased on
	12/1/08, repurchase
	price 12,267,204
	(collateralized by U.S.
	Government obligations,
	6/4/09; with market value
	$12,673,891)	USD	12,267,000	12,267,000
	Total Repurchase Agreement
	(cost $12,267,000)			12,267,000

Total Value of Securities Before Securities
	Lending Collateral – 133.33%
	(cost $230,404,059)			151,199,716

		Number of
		Shares
Securities Lending Collateral*** – 12.32%
	Investment Companies
	Mellon GSL DBT II
	Collateral Fund		14,321,298	13,940,351
	=Mellon GSL DBT II
	Liquidation Trust		328,120	26,906
	Total Securities Lending Collateral
	(cost $14,649,418)			13,967,257
	Total Value of Securities – 145.65%
	(cost $245,053,477)			165,166,973 ©
	Obligation to Return Securities
	Lending Collateral*** – (12.92%)			(14,649,418)
Borrowing Under Line of Credit – (35.27%)				(40,000,000)
	Receivables and Other Assets
	Net of Liabilities – 2.54%			2,882,435
Net Assets Applicable to 12,929,436 Shares
	Outstanding; Equivalent to $8.77 – 100.00%			$113,399,990

Components of Net Assets at November 30, 2008:
	Shares of beneficial interest
	(unlimited authorization – no par)			$231,221,975
Distributions in excess of net investment income				(17,415)
Accumulated net realized loss on investments				(37,229,105)
Net unrealized depreciation of investments,
	foreign currencies and swap contracts			(80,575,465)
	Total net assets			$113,399,990

° Principal amount shown is stated in the currency in which each security is denominated.

BRL — Brazilian Real
COP — Colombian Peso
IDR — Indonesian Rupiah
MXN — Mexican Peso
RUB — Russian Rubles
USD — United States Dollar
ZAR — South African Rand

*	Fully or partially on loan.

†	Non income producing security.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2008, the aggregate amount of Rule 144A securities was $14,915,498, which represented 13.15% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”

•	Variable rate security. The rate shown is the rate as of November 30, 2008.

@	Illiquid security. At November 30, 2008, the aggregate amount of illiquid securities was $13,690,990, which represented 12.07% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”

Õ	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At November 30, 2008, the aggregate amount of restricted securities was $14,409 or 0.01% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”

w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At November 30, 2008, the aggregate amount of fair valued securities was $26,906, which represented 0.02% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

**	See Note 1 in “Notes to financial statements.”

***	See Note 12 in “Notes to financial statements.”

©	Includes $13,887,694 of securities loaned.

Δ	Securities have been classified by country of origin.

Summary of Abbreviations:
ADR — American Depositary Receipts
ARM — Adjustable Rate Mortgage
CDS — Credit Default Swap
GNMA — Government National Mortgage Association
MASTR — Mortgage Asset Securitization Transactions, Inc.
REIT — Real Estate Investment Trust
S.F. — Single Family
yr — Year

The following swap contracts were outstanding at November 30, 2008:

Swap Contracts1
Credit Default Swap Contracts

		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Barclays
CDX North America
Investment Grade
Index 11.0 CDS	$45,000	1.50%	12/20/13	$28
Citigroup Global Markets
CenturyTel
5 yr CDS	65,000	1.71%	9/20/13	(148)
Hartford
Financial CDS	50,000	4.30%	12/20/13	5,751
Hartford
Financial CDS	46,850	4.95%	12/20/13	4,335
Goldman Sachs
Kraft Food
10 yr CDS	105,000	0.77%	12/20/17	3,337
JPMorgan Chase Bank
Embarq
6 yr CDS	20,000	2.60%	9/20/14	(382)
7 yr CDS	30,000	0.77%	9/20/14	2,145
Hartford
Financial CDS	46,850	5.20%	12/20/13	3,933
Hartford
Financial CDS	21,850	7.00%	12/20/13	476
Total	$430,550			$19,475

The use of swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 11 in “Notes to financial statements.”

See accompanying notes

Statement of operations

Delaware Enhanced Global Dividend and Income Fund

Year Ended November 30, 2008

Investment Income:
Dividends	$5,474,005
Interest	7,548,737
Securities lending income	218,503
Foreign tax withheld	(194,282)	$13,046,963

Expenses:
Management fees	2,029,426
Reports to shareholders	123,820
Legal fees	81,319
Accounting and administration expenses	81,177
Custodian fees	51,686
NYSE fees	46,771
Dividend disbursing and transfer agent fees and expenses	35,904
Pricing fees	27,896
Audit and tax	23,958
Trustees’ fees	11,443
Insurance fees	10,643
Dues and services	4,994
Consulting fees	2,257
Trustees’ expenses	816
Registration fees	463	2,532,573
Less expense paid indirectly		(17,506)
Total operating expenses (before interest expense)		2,515,067
Interest expenses		583,092
Total operating expenses		3,098,159
Net Investment Income		9,948,804

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments		(35,394,827)
Foreign currencies		(1,060,561)
Future contracts		72,390
Swap contracts		85,170
Written Options		(135,615)
Net realized loss		(36,433,443)
Net change in unrealized appreciation/depreciation of investments and foreign currencies		(66,187,565)
Net Realized and Unrealized Loss on Investments and Foreign Currencies		(102,621,008)

Net Decrease in Net Assets Resulting from Operations		$(92,672,204)

See accompanying notes

Statements of changes in net assets

Delaware Enhanced Global Dividend and Income Fund

		6/29/07*
	Year Ended	to
	11/30/08	11/30/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,948,804	$3,648,193
Net realized loss on investments and foreign currencies	(36,433,443)	(2,130,622)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(66,187,565)	(14,387,900)
Net decrease in net assets resulting from operations	(92,672,204)	(12,870,329)

Dividends and Distributions to Shareholders from:[1]
Net investment income	(8,332,471)	(4,027,580)
Tax return of capital	(13,699,286)	(1,480,360)
	(22,031,757)	(5,507,940)
Capital Share Transactions:
Proceeds from sales of common shares, net of offering costs	—	246,382,220
Increase in net assets derived from capital share transactions	—	246,382,220

Net Increase (Decrease) in Net Assets	(114,703,961)	228,003,951

Net Assets:
Beginning of period	228,103,951	100,000
End of period (including distributions in excess of net investment income of $17,415
and $656,619, respectively)	$113,399,990	$228,103,951

*Date of commencement of operations.
1See Note 4 in “Notes to financial statements.”

See accompanying notes

Statement of cash flows

Delaware Enhanced Global Dividend and Income Fund

Year Ended November 30, 2008

Net Cash Used in Operating Activities:
Net decrease in net assets resulting from operations	$(92,672,204)

Adjustments to reconcile net decrease in net assets from
operations to cash used in operating activities:
Amortization of premium and discount on investments purchased	(57,755)
Purchase of investment securities	(201,483,313)
Proceeds from disposition of investment securities	184,832,653
Purchase of short-term investment securities, net	(11,802,152)
Net realized loss from investment transactions	35,505,609
Net change in options written	(5,500)
Net change in net unrealized appreciation/depreciation of investments and foreign currencies	66,187,565
Decrease in receivable for investments sold	1,309,454
Increase in interest and dividends receivable	(258,841)
Decrease in payable for investments purchased	(2,127,499)
Increase in interest payable	16,625
Decrease in accrued expenses and other liabilities	(161,788)
Total adjustments	71,955,058
Net cash used in operating activities	(20,717,146)

Cash Flows Provided by Financing Activities:
Proceeds from line of credit, net	40,000,000
Cash dividends and distributions paid	(22,031,757)
Net cash provided by financing activities	17,968,243
Effect of exchange rates on cash	(633,332)
Net decrease in cash	(3,382,235)
Cash at beginning of year	3,900,129
Cash at end of year	$517,894

Interest paid for borrowings during the year	$566,467

See accompanying notes

Financial highlights

Delaware Enhanced Global Dividend and Income Fund

Selected data for each share of the Fund outstanding throughout the period was as follows:

		6/29/07[1]
	Year Ended	to
	11/30/08	11/30/07
Net asset value, beginning of period	$17.640	$19.100

Income (loss) from investment operations:
Net investment income[2]	0.769	0.288
Net realized and unrealized loss on investments and foreign currencies	(7.935)	(1.285)
Total from investment operations	(7.166)	(0.997)

Less dividends and distributions from:
Net investment income	(0.644)	(0.284)
Return of capital	(1.060)	(0.142)
Total dividends and distributions	(1.704)	(0.426)

Capital share transactions
Common share offering costs charged to paid in capital	—	(0.037)
Total capital share transactions	—	(0.037)

Net asset value, end of period	$8.770	$17.640

Market value, end of period	$6.080	$15.370

Total return based on:[3]
Net asset value	(42.25% )	(4.97% )
Market value	(54.14% )	(17.24% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$113,400	$228,204
Ratio of expenses to average net assets	1.66%	1.17%
Ratio of expenses to adjusted average net assets (before interest expense)[4]	1.24%	1.17%
Ratio of interest expense to adjusted average net assets[4]	0.29%	—
Ratio of net investment income to average net assets	5.33%	3.68%
Ratio of net investment income to adjusted average net assets[4]	4.91%	3.68%
Portfolio turnover	97%	175%

Leverage Analysis:
Debt outstanding at end of period at par (000 omitted)	$40,000	—
Asset coverage per $1,000 of debt outstanding at end of period	$3,835	—

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[4]	Adjusted average net assets excludes debt outstanding.

See accompanying notes

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

November 30, 2008

Delaware Enhanced Global Dividend and Income Fund (Fund) is organized as a Delaware statutory trust and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DEX.

The investment objective of the Fund is to seek current income, with a secondary objective of capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment Companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or new events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Distributions — The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains to the extent permitted and, if necessary, a return of capital.

Repurchase Agreements — The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from

1. Significant Accounting Policies (continued)

investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its Investment Management Agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment advisor, an annual fee of 1.00% (calculated daily) of the adjusted average weekly net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average weekly net assets excludes the line of credit liability.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended November 30, 2008, the Fund was charged $10,147 for these services.

At November 30, 2008, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$127,398
Fees and other expenses payable to DSC	639
Other expenses payable to DMC and affiliates*	13,315

* DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, stock exchange fees, custodian fees and Trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended November 30, 2008, the Fund was charged $12,264 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC and DSC are officers and/or Trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended November 30, 2008, the Fund made purchases of $201,483,313 and sales of $184,832,653 of investment securities other than short-term investments.

At November 30, 2008, the cost of investments for federal income tax purposes was $246,024,083. At November 30, 2008, net unrealized depreciation was $80,857,110, of which $934,056 related to unrealized appreciation of investments and $81,791,166 related to unrealized depreciation of investments.

Effective December 1, 2007, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the operability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Series’ investments by the above FAS 157 fair value hierarchy levels as of November 30, 2008:

	Securities	Derivatives
Level 1	$69,898,295	$ —
Level 2	90,764,707	19,475
Level 3	4,503,971	—
Total	$165,166,973	$19,475

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 11/30/07	$12,272,675
Net realized gain (loss)	(272,082)
Net change in unrealized
appreciation/depreciation	(2,334,354)
Net purchases, sales and settlements	(2,781,024)
Net transfers in and/or out of Level 3	(2,381,244)
Balance as of 11/30/08	$4,503,971

Net change in unrealized appreciation/
depreciation on investments still
held as of 11/30/08	$(2,506,157)

(continues)     27

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended November 30, 2008 and the period June 29, 2007 to November 30, 2007 was as follows:

	Year	6/29/07*
	Ended	to
	11/30/08	11/30/07
Ordinary income	$8,332,471	$4,027,580
Return of capital	13,699,286	1,480,360
Total	$22,031,757	$5,507,940

*Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of November 30, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$231,221,975
Capital loss carryforwards	(36,226,579)
Other temporary differences	(31,920)
Unrealized depreciation of investments,
foreign currencies and swap contracts	(81,563,486)
Net assets	$113,399,990

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, market discount and premium on debt instruments, straddles and tax treatment of CDS contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, foreign futures contracts, market discount and premium on debt instruments, CDS contracts and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2008, the Fund recorded the following reclassifications:

Paid in capital	$(80,599)
Accumulated net realized loss	1,057,728
Distributions in excess of net investment income	(977,129)

For federal income tax purposes, capital loss carryforwards of $36,226,579 may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at November 30, 2008 will expire as follows: $1,676,026 expires in 2015 and $34,550,553 expires in 2016.

6. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Mellon Investor Services, LLC, in the open market. There were no shares issued under the Fund’s dividend reinvestment plan for the year ended November 30, 2008 and the period June 29, 2007 to November 30, 2007.

For the year ended November 30, 2008 and the period June 29, 2007 to November 30, 2007, the Fund issued 0 and 12,924,200 common shares, respectively.

The fund did not repurchase any shares under the Fund’s Share Repurchase Program during the year ended November 30, 2008.

7. Line of Credit

Effective July 2, 2008, the Fund entered into a $50,000,000 Credit Agreement with The Bank of New York Mellon that expires on July 1, 2009. On July 22, 2008, the Fund began borrowing under the Credit Agreement. During the year ended November 30, 2008, the Fund’s outstanding borrowings made pursuant to the Credit Agreement ranged from $40,000,000 to $50,000,000. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At November 30, 2008, the par value of loans outstanding was $40,000,000 at a variable interest rate of 2.14%. During the period July 22, 2008 to November 30, 2008, the average daily balance of loans outstanding was $44,924,242 at a weighted average interest rate of approximately 3.60%. Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.10% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

8. Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in receivables and other assets net of liabilities on the statement of net assets. No foreign currency exchange contracts were outstanding at November 30, 2008.

9. Financial Futures Contracts

The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on

9. Financial Futures Contracts (continued)

which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in receivables and other assets net of liabilities on the statement of net assets. No financial futures contracts were outstanding at November 30, 2008.

10. Written Options

During the year ended November 30, 2008, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended November 30, 2008 for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding
November 30, 2007	100	$34,699
Options written	5,594	1,333,967
Options exercised	(1,071)	(379,176)
Options expired	(2,748)	(465,027)
Options terminated in closing
purchase transactions	(1,875)	(524,463)
Options outstanding at
November 30, 2008	—	$—

11. Swap Contracts

The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended November 30, 2008, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the year ended November 30, 2008, the Fund did not enter into any CDS contracts as a seller of protection.

CDS may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund

(continues)     29

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

11. Swap Contracts (continued)

terminated its position in the CDS agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statements of net assets.

12. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. During the year ended October 31, 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Funds, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At November 30, 2008, the value of the securities on loan was $13,887,694, for which the Fund received collateral, comprised of security collateral of $198,361, and cash collateral of $14,649,418. Investments purchased with cash collateral are presented on the statement of net assets under the caption “Securities Lending Collateral.”

13. Credit and Market Risks

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from underlying mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

13. Credit and Market Risks (continued)

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2008. The Fund’s holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Under the Fund’s 10% limit on investments in illiquid securities policy, the Fund may not invest in an illiquid security if at the time of purchase, the Fund holds more than 10% of its net assets in illiquid securities. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

14. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

15. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the year ended November 30, 2008, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary	(C)
Capital Gain	Income	Return	Total	(D)
Distributions	Distributions*	of Capital	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
0%	37.82%	62.18%	100.00%	9.03%

(A), (B) and (C) are based on a percentage of the Fund’s total distributions.
(D) is based on percentage of ordinary income distributions of the Fund.
[1]Qualifying dividends represent dividends, which qualify for the corporate dividends received deduction.

*For the year ended November 30, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount $2,207,880 to be taxed at maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

Report of independent registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Enhanced Global Dividend and Income Fund

We have audited the accompanying statement of net assets of Delaware Enhanced Global Dividend and Income Fund (the “Fund”) as of November 30, 2008, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period June 29, 2007 (commencement of operations) through November 30, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Enhanced Global Dividend and Income Fund at November 30, 2008, the results of its operations and cash flows for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period June 29, 2007 (commencement of operations) through November 30, 2007, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
January 16, 2009

Other Fund information
(Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Proxy Results

The Fund held its Annual Meeting of Shareholders on August 20, 2008. At the Annual Meeting, the Fund’s shareholders elected nine Directors. The results of the voting at the meeting were as follows:

		Shares Voted	No Vote
Nominee	Shares Voted For	Against or Withheld	Received
Patrick P. Coyne	11,920,815.29	359,653.21	648,966.50
Thomas L. Bennett	11,925,131.19	355,337.31	648,966.50
John A. Fry	11,921,700.19	358,768.31	648,966.50
Anthony D. Knerr	11,918,852.85	361,615.65	648,966.50
Lucinda S. Landreth	11,927,476.19	352,992.31	648,966.50
Ann R. Leven	11,915,885.85	364,582.65	648,966.50
Thomas F. Madison	11,915,486.85	364,981.65	648,966.50
Janet L. Yeomans	11,928,436.19	352,032.31	648,966.50
J. Richard Zecher	11,918,996.19	361,472.31	648,966.50

Corporate Governance

The Fund’s audit committee charter is available on its web site at http://www.delawareinvestments.com, and the charter is also available in print to any shareholder who requests it. The Fund submitted its Annual CEO certification for 2008 to the New York Stock Exchange (“NYSE”) on September 19, 2008 stating that the CEO was not aware of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Commission’s web site at http://www.sec.gov.

Fund management

Liu-Er Chen, CFA
Senior Vice President, Chief Investment Officer – Emerging Markets and Healthcare

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for the Delaware Healthcare Fund, which launched in October 2007. Prior to joining Delaware Investments in September 2006, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager

Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

(continues)     33

Other Fund information
(Unaudited)

Delaware Enhanced Global Dividend and Income Fund

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader – Large-Cap Value Focus Equity

D. Tysen Nutt Jr. joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Before joining the firm, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. He departed MLIM as a managing director. Prior to joining MLIM in 1994, Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Babak (Bob) Zenouzi
Senior Vice President, Senior Portfolio Manager

Bob Zenouzi is the lead manager for the domestic and global REIT effort at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He rejoined Delaware Investments in May 2006. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments

Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Senior Portfolio Manager

Roger A. Early is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He rejoined Delaware Investments in March 2007. During his previous tenure at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. Early most recently worked at Chartwell Investment Partners, where he served as a senior portfolio manager in fixed income from 2003 to 2007. He also worked at Turner Investments from 2002 to 2003, where he served as chief investment officer for fixed income, and Rittenhouse Financial from 2001 to 2002. He started his career in Pittsburgh, leaving to join Delaware Investments in 1994 after 10 years at Federated Investors. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh, and he is a member of the CFA Society of Philadelphia.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager

Damon J. Andres, who joined Delaware Investments in 1994, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Philip R. Perkins
Senior Vice President, Senior Portfolio Manager

Philip R. Perkins is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He leads the firm’s international bond team, where his responsibilities include managing global bond assets across the product matrix. Prior to joining Delaware Investments in 2003, he worked at Deutsche Bank for five years. He served as a managing director in global markets from 2001 to 2003, during that same time he was the chief operating officer for the Bank’s emerging markets division in London, and from 1998 to 2001 he was responsible for local markets trading in Moscow. Prior to that, Perkins was chief executive officer of Dinner Key Advisors, a registered broker/dealer founded to trade derivative mortgage-backed bonds with institutional clients. He began his career at Salomon Brothers, where he was a mortgage/CMO trader from 1985 to 1990. Perkins holds a bachelor’s degree in international studies with a minor in computer science from the University of Notre Dame.

Edward A. “Ned” Gray, CFA
Senior Vice President, Senior Portfolio Manager

Ned Gray joined Delaware Investments in June 2005 to develop the firm’s International Value Equity team, from Arborway Capital, which he co-founded in January 2005. He previously worked in the investment management business at Thomas Weisel Asset Management, and ValueQuest, which was acquired by TWAM in 2002. At ValueQuest, which he joined in 1987, Gray served as a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Gray received his bachelor’s degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business and law from Tufts University’s Fletcher School of Law and Diplomacy.

(continues)     35

Other Fund information
(Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Distribution Information

Shareholders were sent monthly notices from the Fund that set forth estimates, on a book basis, of the source or sources from which monthly distributions were paid. Subsequently, certain of these estimates have been corrected in part. Listed below is a written statement of the sources of these monthly distributions on a book basis.

	Net Investment	Return of	Long Term	Total
	Income	Capital	Capital Gain	Distribution
	per share	per share	per share	Amount
12/07	$0.090	$ 0.052	$—	$ 0.142
1/08	0.054	0.088	—	0.142
2/08	0.052	0.090	—	0.142
3/08	0.067	0.075	—	0.142
4/08	0.056	0.086	—	0.142
5/08	0.080	0.062	—	0.142
6/08	0.084	0.058	—	0.142
7/08	0.057	0.085	—	0.142
8/08	0.076	0.066	—	0.142
9/08	0.049	0.093	—	0.142
10/08	0.053	0.089	—	0.142
11/08	0.050	0.092	—	0.142
Total	$0.768	$ 0.936	$—	$ 1.704

Please note that the information in the preceding chart is for book purposes only. Shareholders should be aware the tax treatment of distributions may differ from their book treatment. The tax treatment of distributions will be set forth in a Form 1099-DIV.

In January 2009 the Fund reduced the monthly distribution amount from $0.1420 per share to $0.1025 per share. The Fund continues to evaluate its monthly distribution in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Dividend Reinvestment Plan

The Fund offers an automatic dividend reinvestment plan. The following is a restatement of the plan description in the Fund’s prospectus:

Unless the registered owner of the Fund’s common shares elects to receive cash by contacting the Plan Agent (as defined below), all dividends declared for your common shares of the Fund will be automatically reinvested by BNY Mellon Investor Services (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting the Plan Agent, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next “ex-dividend” date. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and a brokerage commission of $.12 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at BNY Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938; telephone: 800-851-9677.

Notice Filing with the National Futures Association

In the future, the Fund may invest in futures contracts. It should be noted that the Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operation. Accordingly, the Fund is not subject to registration or regulation as a CPO.

Board of trustees/directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	85	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]		Board of Governors
	Trustee	Chief Executive Officer			Member — Investment
April 1963		since August 1, 2006			Company Institute (ICI)
(2007–Present)

Member of Investment
Committee — Cradle
of Liberty Council, BSA
(November
2007–Present)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church
(2007–Present)
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	85	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 1947			(January 1984–March 2004)		Chairman of
Investment Committee
— Pennsylvania
Academy of Fine Arts
(2007–Present)
Trustee (2004–Present)

Investment Committee
and Governance
Committee Member
— Pennsylvania
Horticultural Society
(February
2006–Present)

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
John A. Fry	Trustee	Since	President —	85	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
Executive Vice President —
May 1960			University of Pennsylvania
(April 1995–June 2002)
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	85	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	85	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant —	85	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee Chair —
Philadelphia, PA			(Financial Planning)		Systemax, Inc.
19103			(1983–Present)

November 1940
Thomas F. Madison	Trustee	Since	President and Chief	85	Director and Chair of
2005 Market Street		May 1997[3]	Executive Officer —		Compensation
Philadelphia, PA			MLM Partners, Inc.		Committee,
19103			(Small Business Investing		Governance Committee
			and Consulting)		Member
February 1936			(January 1993–Present)		— CenterPoint Energy

Lead Director and Chair
of Audit
and Governance
Committees,
Member of
Compensation
Committee — Digital
River, Inc.

Director and Chair of
Governance
Committee, Audit
Committee Member —
Rimage Corporation

Director and Chair of
the Compensation
Committee — Spanlink
Communications

Lead Director and Chair
of Compensation and
Governance
Committees —
Valmont Industries, Inc.
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	85	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
July 1948			(July 1995–January 2003)
3M Corporation

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
J. Richard Zecher	Trustee	Since	Founder —	85	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)

July 1940			Founder —
Sutton Asset Management
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	85	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	85	None[4]
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 25, 2007	different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	85	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	85	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963

[1]Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
[4]David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the fund(s) includes additional information about theTrustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Enhanced Global Dividend and Income Fund shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock on the open market at market prices.

Board of Directors

Patrick P. Coyne
Chairman, President,
and Chief Executive Officer
Delaware Investments® Family of Funds
Philadelphia, PA

Thomas L. Bennett†
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison†
President and Chief Executive Officer
MLM Partners Inc.
Minneapolis, MN

Janet L. Yeomans†
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher†
Founder
Investor Analytics
Scottsdale, AZ

†Audit committee member

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund’s Web site at http://www.delawareinvestments.com; and (iii) on the Commission’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

Contact information

Investment manager
Delaware Management Company
a series of Delaware Management
Business Trust
Philadelphia, PA

Principal office of the Fund
2005 Market Street
Philadelphia, PA 19103-7057

Independent registered public
accounting firm
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

Registrar and stock transfer
agent
BNY Mellon Investor Services
480 Washington Blvd.
Jersey City, NJ 07310
800 851-9677

For securities dealers
and financial institutions
representatives
800 362-7500

Web site
www.delawareinvestments.com

Your reinvestment options
Delaware Enhanced Global Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to change your reinvestment option, and shares are registered in your name, contact BNY Mellon Shareowner Services, at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $16,300 for the fiscal year ended November 30, 2008.

_______________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $64,000 for the fiscal year ended November 30, 2007.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2007.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,550 for the fiscal year ended November 30, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2008.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $7,650 for the fiscal year ended November 30, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations, and tax compliance services related to investments in foreign securities.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2007.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2008.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2007.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments® Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $258,552 and $256,338 for the registrant’s fiscal years ended November 30, 2008 and November 30, 2007, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Thomas L. Bennett, Thomas F. Madison, Janet L. Yeomans and J. Richard Zecher.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     The registrant has formally delegated to its investment adviser(s) (the “Adviser”) the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

     In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS/RiskMetrics”), a wholly owned subsidiary of RiskMetrics Group ("RiskMetrics"), to analyze proxy statements on behalf of its clients and vote proxies generally in accordance with the Procedures.) to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities. If a proxy has been voted for the registrant, ISS//RiskMetrics will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

     The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

     Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all registrant proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     The following chart lists certain information about types of other accounts for which the portfolio managers are primarily responsible as of November 30, 2008. Any accounts managed in a personal capacity appear under “Other Accounts” along with other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter-end for which account statements are available.

				Total Assets
				in Accounts with
			No. of Accounts with	Performance-
	No. of	Total Assets	Performance-Based	Based
	Accounts	in Accounts Fee	Fees	Fee
Damon J. Andres
Registered	14	$625.0 million	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	3	$32.1 million	0	$0
Liu-Er Chen
Registered	6	$667.0 million	0	$0
Investment
Companies
Other pooled	0	0	0	$0
Investment Vehicles
Other Accounts	3	$102,000	0	$0
Thomas H. Chow
Registered	19	$7.7 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	10	$1.2 billion	0	$0
Roger A. Early
Registered	26	$5.1 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	18	$2.8 billion	0	$0
Edward A. Gray
Registered	10	$658.0 million	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	8	$429.0 million	0	$0
Kevin P. Loome
Registered	21	$6.3 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	6	$478.7 million	0	$0
D. Tysen Nutt, Jr.
Registered	16	$1.7 billion	0	$0
Investment
Companies

Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	29	$1.4 billion	2	$545.0 million
Philip R. Perkins
Registered	13	$4.6 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	6	$763.9 million	0	$0
Babak Zenouzi
Registered	14	$625.0 million	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	3	$32.0 million	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or Fund. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Two of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

COMPENSATION STRUCTURE

Each portfolio’s manager’s compensation consists of the following:

BASE SALARY – Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

BONUS – (Mr. Nutt only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance is measured as the result of one's standing in the Lipper peer groups on a one-year, three-year and five-year basis. Three-year and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Andres and Mr. Zenouzi only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance is measured as the result of one’s standing in the Lipper peer groups on a one-year, three-year and five-year basis. Three-year and five-year performance is weighed more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Gray only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance is measured as the result of one’s standing in the Lipper peer groups on a one-year, three-year and five-year basis. Three-year and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Chen only) There is a base bonus that is guaranteed. Any additional bonus over the base bonus is 100% based on subjective factors. After certain performance objectives are reached the bonus pool will increase above the base bonus. The primary objective is the performance of the fund relative to the Emerging Markets Lipper peer group. Performance is measured as the result of one's standing in the Lipper peer group on a one-year, three-year and five-year basis. Three year performance is weighted more heavily and there is no award above the base bonus for performance below the 40th percentile for a given time period. There is a sliding scale for performance achievements above the 40th percentile.

(Mr. Chow and Mr. Perkins only) Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is first determined by mathematical equation based on all assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 50%-70% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund’s Lipper peer group percentile ranking on a one-year and three-year basis, equally weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases on a one-year and three-year basis, with three-year performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile over the three-year period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 30%-50% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

(Mr. Early and Mr. Loome only) Due to transitioning of responsibilities of these managers, the managers’ bonuses for the past year were guaranteed. It is anticipated that going forward an objective component will be added that is reflective of account performance relative to an appropriate peer group or database.

DEFERRED COMPENSATION – Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

STOCK OPTION INCENTIVE PLAN/EQUITY COMPENSATION PLAN - Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards and restricted stock units relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan. In addition, certain managers may be awarded restricted stock units, or “performance shares,” in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn an indirect, wholly-owned subsidiary of Lincoln National Corporation.

The Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan was established in 2001 in order to provide certain employees of the Manager with a more direct means of participating in the growth of the Manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Subject to the terms of the plan, restricted stock units typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the restricted stock awards will be issued after vesting. Awards are granted under the plan from time to time by the investment manager in its full discretion. Awards may be based in part on seniority. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31. Shares issued upon the exercise of such options or vesting of restricted stock units must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder from time to time, as the case may be.

Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln’s Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln’s achievement of certain performance goals relative to a predetermined peer group.

OTHER COMPENSATION - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

OWNERSHIP OF SECURITIES

       As of November 30, 2008, the portfolio managers of the Fund did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

       Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

       Not applicable.

Item 11. Controls and Procedures

       The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

	(3)	Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Enhanced Global Dividend and Income Fund

PATRICK P. COYNE
By: Patrick P. Coyne
Title: Chief Executive Officer
Date: January 30, 2009

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By: Patrick P. Coyne
Title: Chief Executive Officer
Date: January 30, 2009

RICHARD SALUS
By: Richard Salus
Title: Chief Financial Officer
Date: January 30, 2009